MERRILL LYNCH
GLOBAL BOND
FUND

For Investment and
Retirement






FUND LOGO




Quarterly Report

September 30, 1997




Officers and Trustees
Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Sean J. Casey, Vice President
Robert J. Parish, Vice President
Gerald M. Richard, Treasurer
Lawrence A. Rogers, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
225 Franklin Street
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global Bond Fund
For Investment
And Retirement
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




PORTFOLIO INFORMATION


Type of Issues*
As of September 30, 1997

A bar chart illustrating the following percentages:

US Government Obligations                5.32%
Sovereign Government Obligations        20.94%
Transportation                           2.88%
Financial Services                      65.17%
Industrials                              3.54%

Geographical Diversification*
As of September 30, 1997

A pie chart illustrating the following percentages:

Spain                                    5.35%
Japan                                   10.72%
Canada                                   3.05%
United States                           41.38%
United Kingdom                          14.74%
Thailand                                 3.54%
Denmark                                  6.19%
Italy                                    7.97%
South Korea                              2.85%
Germany                                  2.06%


Maturity of Investments*
As of September 30, 1997

A bar chart depicting the following percentages:

5 yrs--10 yrs                            40.5%
10 yrs+                                  41.0%
0--1 yr                                   6.0%
1 yr--5 yrs                              12.5%

[FN]
*Percent of net assets may not equal 100%.




DEAR SHAREHOLDER


During the quarter ended September 30, 1997, we shifted the Fund's investment emphasis. Currently, the portfolio reflects a greater exposure to the US dollar market based on the increasingly attractive real rates of return along with increased corporate issuance. In addition, early in the quarter we increased investments in Australian and New Zealand markets. However, we again shifted our investment strategy later in the quarter and decreased our holdings in those two markets. With the portfolio restructuring, US investments represented 57.9% of net assets as of September 30, 1997, compared to 45% at June 30, 1997. Australia fell from 12.5% of net assets from the June quarter to 0% at the close of the September quarter, and the New Zealand weighting decreased from 10.4% of net assets to 0% during the same periods. These weightings compare to the unmanaged JP Morgan Global Government Bond Index weightings of 39.6%, 1.1% and 0.0%, respectively.

The bulk of this US overexposure comes at the expense of core Europe, which is 24.6% of the Index weighting, and 8.3% of the portfolio's net assets. The Japanese positions are 14.8% of the Index weighting, and currently 4.2% of our net assets. We significantly underweighted both of these bond markets in the Fund's portfolio because of the expected rise of the US dollar (higher hedging cost) and a greater sense of comfort in the above markets to produce positive bond returns. For example, the central bank of Australia reduced short-term interest rates three times in the past three months. In late June, 10-year Australian bonds traded 180 basis points (1.80%) over US bonds. As of late August, the yield spread declined to just over 15 basis points. During the second week of September, we sold the entire position as spreads fell below US yield levels. The proceeds were redistributed to the US corporate market where there continues to be a positive spread over Treasury issues.

In the United States, we invested in corporate issues that we believe represent not only absolute value but also the potential for credit improvement as well. For example, in the US banking sector companies such as Chase Corp. and Bankers Trust issued corporate trust certificates in order to improve balance sheets. These bonds are of longer duration and issued at a spread of anywhere from 100 basis points to 140 basis points over 30-year US Government securities. The Fund invested in these as well as issues of the insurance sector and certain corporate situations. The overall investment rating of the Fund's holdings by the major rating agencies remains at AA.

Outside of the United States and dollar-bloc invest-ments, the Fund still maintains a slight overweighting to the high-yield markets of Europe. With important meetings taking place in mid-September which will impact the next step in the European Monetary Union (EMU), we still believe spreads over German interest rates will continue to decline.

We maintained an investment strategy for a stronger US dollar in comparison to European currencies since the beginning of 1997. With the Deutschemark recently trading up to 1.89, investors believe that the strong reaction to EMU and a weaker EURO (the new European currency) have reached a fever pitch. Our outlook is now for the dollar to trade within a 1.73--1.80 range until year-end.

Although the Fund's gains were modest during the September quarter, they compare favorably on a total return basis to the unmanaged JP Morgan Global Government Bond Index for the same period, which had a total return of +1.72%. The Fund's long-term positions gained significant value with the rally of the US dollar and dollar-bloc economies. Looking ahead, many of the markets that we have invested in have very steep yield curves. As a result, they offer attractive yields as well as potential price appreciation if interest rates fall. The average life of the portfolio is currently just over 12 years. We continue to expect lower global interest rates with no corresponding pickup in inflation for some time to come.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Sean J. Casey)
Sean J. Casey
Vice President and Portfolio Manager



October 29, 1997



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                               12 Month       3 Month
                                               9/30/97   6/30/97   9/30/96     % Change       % Change
Class A Shares*                                  $9.18     $9.02     $9.35       -1.82%        +1.77%
Class B Shares*                                   9.19      9.03      9.35       -1.71         +1.77
Class C Shares*                                   9.18      9.02      9.35       -1.82         +1.77
Class D Shares*                                   9.18      9.02      9.35       -1.82         +1.77
Class A Shares--Total Return*                                                    +4.03(1)      +3.28(2)
Class B Shares--Total Return*                                                    +3.34(3)      +3.08(4)
Class C Shares--Total Return*                                                    +3.13(5)      +3.06(6)
Class D Shares--Total Return*                                                    +3.77(7)      +3.22(8)
Class A Shares--Standardized 30-day Yield         5.50%
Class B Shares--Standardized 30-day Yield         4.95%
Class C Shares--Standardized 30-day Yield         4.89%
Class D Shares--Standardized 30-day Yield         5.26%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.533 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.131 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.462 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.114 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.453 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.112 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.510 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.126 per share ordinary income dividends.

Performance Summary--Class A Shares
                                     Net Asset Value      Capital Gains
Period Covered                   Beginning      Ending     Distributed  Dividends Paid*   % Change**
10/25/88--12/31/88                 $10.22      $10.24          --          $0.251          + 2.66%
1989                                10.24        9.77          --           1.131          + 7.27
1990                                 9.77        9.93          --           1.266          +15.64
1991                                 9.93       10.38          --           1.045          +16.00
1992                                10.38        9.79        $0.096         1.276          + 7.83
1993                                 9.79       10.03         0.020         0.998          +13.21
1994                                10.03        8.96          --           0.546          - 5.29
1995                                 8.96        9.54          --           0.585          +13.39
1996                                 9.54        9.56          --           0.564          + 6.42
1/1/97--9/30/97                      9.56        9.18          --           0.371          + 0.24
                                                             ------        ------
                                                       Total $0.116  Total $8.033

                                                   Cumulative total return as of 9/30/97: +106.59%**


Performance Summary--Class B Shares
                                     Net Asset Value      Capital Gains
Period Covered                   Beginning      Ending     Distributed  Dividends Paid*   % Change***
8/29/86--12/31/86                  $10.00      $10.16          --          $0.194          + 3.93%
1987                                10.16       10.68        $0.382         1.303          +22.85
1988                                10.68       10.24          --           0.817          + 3.82
1989                                10.24        9.77          --           1.057          + 6.45
1990                                 9.77        9.93          --           1.191          +14.76
1991                                 9.93       10.39          --           0.969          +15.23
1992                                10.39        9.79         0.096         1.197          + 6.91
1993                                 9.79       10.03         0.020         0.921          +12.36
1994                                10.03        8.96          --           0.475          - 6.01
1995                                 8.96        9.54          --           0.514          +12.52
1996                                 9.54        9.56          --           0.491          + 5.60
1/1/97--9/30/97                      9.56        9.19          --           0.321          - 0.23
                                                             ------        ------
                                                       Total $0.498  Total $9.450

                                                   Cumulative total return as of 9/30/97: +149.71%***

Performance Summary--Class C Shares
                                     Net Asset Value      Capital Gains
Period Covered                   Beginning      Ending     Distributed  Dividends Paid*   % Change***
10/21/94--12/31/94                  $9.21       $8.96          --          $0.091          - 1.73%
1995                                 8.96        9.54          --           0.507          +12.44
1996                                 9.54        9.56          --           0.483          + 5.51
1/1/97--9/30/97                      9.56        9.18          --           0.316          - 0.40
                                                                           ------
                                                                     Total $1.397

                                                    Cumulative total return as of 9/30/97: +16.11%***

  *Figures may include short-term capital gains distributions.
 **Figures do not include sales charge; results would be lower if sales charge was included.
***Figures do not reflect deduction of any sales charge;
   results would be lower if sales charge was deducted.



PERFORMANCE DATA (concluded)

Performance Summary--Class D Shares
                                     Net Asset Value      Capital Gains
Period Covered                   Beginning      Ending     Distributed  Dividends Paid*   % Change**
10/21/94--12/31/94                  $9.21       $8.96          --          $0.101          - 1.62%
1995                                 8.96        9.54          --           0.562          +13.11
1996                                 9.54        9.55          --           0.541          + 6.05
1/1/97--9/30/97                      9.55        9.18          --           0.355          + 0.16
                                                                           ------
                                                                     Total $1.559

                                                    Cumulative total return as of 9/30/97: +18.19%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.

Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/97                         +4.03%         -0.13%
Five Years Ended 9/30/97                   +5.61          +4.75
Inception (10/25/88)
through 9/30/97                            +8.46          +7.97

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC      With CDSC**

Class B Shares*

Year Ended 9/30/97                         +3.34%         -0.60%
Five Years Ended 9/30/97                   +4.80          +4.80
Ten Years Ended 9/30/97                    +8.59          +8.59

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/97                         +3.13%         +2.15%
Inception (10/21/94)
through 9/30/97                            +5.21          +5.21

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/97                         +3.77%         -0.38%
Inception (10/21/94)
through 9/30/97                            +5.84          +4.38

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS
                          Face                                        Interest       Maturity                   Percent of
                         Amount          Long-Term Obligations          Rate           Date          Value      Net Assets
Canada

Sovereign       C$      1,000,000      Canada Government Bond         7.25 %       6/01/2007      $    801,808       0.29%
Government              7,300,000      Province of Quebec             7.00         1/30/2007         7,457,680       2.76
Obligations

                                       Total Investments in Canada
                                       (Cost--$8,209,352)                                            8,259,488       3.05

Denmark

Financial       Dkr   120,000,000      Nykredit A/S                   6.00        10/01/2026        16,731,198       6.19
Services

                                       Total Investments in Denmark
                                       (Cost--$16,731,198)                                          16,731,198       6.19

Germany

Sovereign       DM      3,000,000      Bundes Obligations             5.25         2/21/2001         1,736,350       0.64
Government              6,400,000      Bundesrepublik Deutschland     6.25         4/26/2006         3,822,746       1.42
Obligations

                                       Total Investments in Germany
                                       (Cost--$6,252,757)                                            5,559,096       2.06

Italy

Sovereign       Lit 1,000,000,000      Buoni Poliennali Del Tesoro
Government                             (Italian Government Bond)     10.50        11/01/1998           607,571       0.22
Obligations        15,500,000,000      Buoni Poliennali Del Tesoro
                                       (Italian Government Bond)      6.00         2/15/2000         9,129,805       3.38
                   15,000,000,000      Buoni Poliennali Del Tesoro
                                       (Italian Government Bond)      9.50         2/01/2006        10,611,920       3.92
                YEN   130,000,000      Government of Italy            3.75         6/08/2005         1,206,158       0.45

                                       Total Investments in Italy
                                       (Cost--$21,750,265)                                          21,555,454       7.97

Japan

Financial       US$     4,400,000      Fuji Bank Limited              6.743        3/29/2049         4,394,720       1.62
Services                6,900,000      Fuji Bank Limited              7.30         3/29/2049         6,965,550       2.57
                YEN   100,000,000      IBRD World Bank                4.50         6/20/2000           909,995       0.34
                      225,000,000      World Bank                     4.50         3/20/2003         2,153,779       0.80

Sovereign             690,000,000      Credit Local de France         6.00        10/31/2001         6,780,482       2.51
Government
Obligations

Transporta-     US$     7,500,000      East Japan Railway Company     7.25        10/11/2006         7,781,250       2.88
tion

                                       Total Investments in Japan
                                       (Cost--$28,975,027)                                          28,985,776      10.72



SCHEDULE OF INVESTMENTS (concluded)
                          Face                                        Interest       Maturity                   Percent of
                         Amount          Long-Term Obligations          Rate           Date          Value      Net Assets
South Korea

Financial       US$     7,700,000      Export-Import Bank of Korea    7.125%       9/20/2001      $  7,700,000       2.85%
Services
                                       Total Investments in
                                       South Korea (Cost--$7,655,340)                                7,700,000       2.85

Spain

Sovereign       Pta 1,900,000,000      Government of Spain            8.00         5/30/2004        14,465,938       5.35
Government
Obligations
                                       Total Investments in Spain
                                       (Cost--$14,686,177)                                          14,465,938       5.35

Thailand

Industrials     US$     9,550,000      PTTEP International Limited    7.625       10/01/2006         9,558,499       3.54

                                       Total Investments in Thailand
                                       (Cost--$9,741,865)                                            9,558,499       3.54

United Kingdom

Financial     Pound    12,500,000      Friends Professional
Services      Sterling                 Finance PLC                    9.125       11/29/2049        22,240,625       8.22
                        9,200,000      Royal Bank of Scotland         9.50         8/29/2049        17,624,684       6.52

                                       Total Investments in the
                                       United Kingdom (Cost--$38,802,168)                           39,865,309      14.74

United States

Financial       US$     7,500,000      Aon Capital Trust A            8.205        1/01/2027         8,064,750       2.98
Services               16,700,000      BT Institutional Capital
                                       Trust A                        8.09        12/01/2026        16,882,865       6.24
                        4,800,000      Bank of New York               7.78        12/01/2026         4,799,218       1.78
                        4,800,000      Citicorp Capital II            8.015        2/15/2027         4,959,792       1.83
                        9,400,000      Columbia/HCA Healthcare Corp.  6.91         6/15/2005         9,147,892       3.38
                        4,800,000      Comerica Bank                  7.875        9/15/2026         5,068,512       1.88
                        6,000,000      Commercial Credit Corp.        6.75         7/01/2007         6,040,380       2.23
                        7,450,000      JP Morgan Capital Trust II     7.95         2/01/2027         7,650,629       2.83
                       10,000,000      Mellon Capital II              7.995        1/15/2027        10,215,200       3.78
                        5,250,000      PNC Institution Capital Bank   8.315        5/15/2027         5,503,449       2.04
                        5,750,000      Santander Finance Limited      6.60         9/29/2049         5,750,000       2.13
                       13,200,000      Wells Fargo Capital I          7.96        12/15/2026        13,415,688       4.96

US Government          14,380,000      United States Treasury Notes   6.125        8/15/2007        14,386,759       5.32
Obligations
                                       Total Investments in the
                                       United States (Cost--$110,597,212)                          111,885,134      41.38


Total Investments (Cost--$263,401,361)                                                             264,565,892      97.85

Other Assets Less Liabilities                                                                        5,820,832       2.15
                                                                                                  ------------     -------
Net Assets                                                                                        $270,386,724     100.00%
                                                                                                  ============     =======


Net Asset Value:   Class A--Based on net assets of $31,368,845 and 3,415,982
                            shares outstanding                                                    $       9.18
                                                                                                  ============
                   Class B--Based on net assets of $184,869,100 and 20,125,001
                            shares outstanding                                                    $       9.19
                                                                                                  ============
                   Class C--Based on net assets of $2,438,256 and 265,563
                            shares outstanding                                                    $       9.18
                                                                                                  ============
                   Class D--Based on net assets of $51,710,523 and 5,631,635
                            shares outstanding                                                    $       9.18
                                                                                                  ============
